OWC Pharmaceutical Research Corp. - Consolidated Statements Comprehensive Loss (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Dec. 31, 2014	Dec. 31, 2013
Consolidated Statements Comprehensive Loss
Net loss	(404,603)	(509,013)	(5,070,673)	(318,310)
Foreign currency translation adjustments	$ (4,958)	$ 0	$ 6,485	$ 0
Total other comprehensive income, net of tax	$ (4,958)	$ 0	$ 6,485	$ 0
Comprehensive loss	(409,561)	(509,013)	(5,064,188)	(318,310)